UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 30, 2003

NEWPORT CORPORATION

(Exact name of registrant as specified in charter)

Nevada	0-1649	94-0849175
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1791 Deere Avenue, Irvine, California	92606
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 863-3144

Item 7. Exhibits.

Exhibit No.	Description
99.1	Press Release dated April 30, 2003.

Item 9. Regulation FD Disclosure (Information provided under Item 12 – Results of Operations and Financial Condition).

On April 30, 2003, Newport Corporation (the “Registrant”) announced its financial results for the quarter ended March 31, 2003. The press release issued by the Registrant in connection with the announcement is attached to this Form 8-K as Exhibit 99.1.

This information is being provided under Item 12 – Results of Operations and Financial Condition, and is being furnished under Item 9 of this Form 8-K in accordance with the interim guidance issued by the Securities and Exchange Commission in Release No. 33-8216. This information shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing by the Registrant under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEWPORT CORPORATION

April 30, 2003	By:	/s/ JEFFREY B. COYNE
Jeffrey B. Coyne Vice President, General Counsel and Corporate Secretary

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EXHIBIT INDEX

Exhibit Number	Description	Page No.
99.1	Press Release dated April 30, 2003.	4

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